UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 16, 1997
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                Date of Report (Date of earliest event reported)


                           NEW PARADIGM SOFTWARE CORP.
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             (Exact name of registrant as specified in its charter)


          New York                    0-26336                   13-3725764
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  (State or other jurisdiction      (Commission                (IRS Employer
       of incorporation)            File Number)            Identification No.)


                   733 Third Avenue, New York, New York 10017
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code            (212)-557-0933
                                                    ---------------------------


                    PAGE 1 OF 10 SEQUENTIALLY NUMBERED PAGES
                  EXHIBIT INDEX ON SEQUENTIALLY NUMBERED PAGE 4

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events.
----------        -----------------

1. Registrant has received notification from the NASDAQ Stock Market Inc. that as of September 30, 1996 Registrant was not in compliance with the NASDAQ's continuing listing requirements that issuers maintain total assets of at least $2,000,000. By letter dated January 16, 1997, NASDAQ notified Registrant that Registrant's securities would be de-listed effective as of January 24, 1997. Registrant has appealed this decision and has been given a date of February 13, 1997 at which the appeal will be heard at an oral hearing. Registrant was advised by NASDAQ by letter dated January 27, 1997 that no action will be taken with respect to Registrant's securities until a decision is rendered in respect of Registrant's appeal. Registrant intends to present additional evidence on February 13th to show its ability to be in compliance with the continuing listing requirements. Registrant is seeking additional financing to enable it to satisfy NASDAQ's continuing listing requirements. There can be no assurance that Registrant will obtain sufficient additional financing or that NASDAQ will not de-list Registrant's securities prior to the receipt of additional financing.

2. Registrant has received a 6 month loan of $150,000 from Mr. Robert Trump, an existing shareholder. The loan will be converted into a subscription for equity in any offering which the Company undertakes within the six month term of the note. The loan is evidenced by a loan Note issued on January 27th, effective as of January 15th.


Item 7.           Financial Statements and Exhibits.
---------         ------------------------------------------

         (c)      Exhibits.
                  ---------

                  99 - other exhibits:
                  (a)      $150,000 Note issued to Mr. Robert Trump



                                    SIGNATURE
                                ------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf


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
by the undersigned thereunto duly authorized.



                                                   NEW PARADIGM SOFTWARE CORP.
                                                   ----------------------------
                                                         (Registrant)


                                                   By  /s/  John Brann
                                                      -------------------------
                                                       John Brann
                                                       VP Technology
                                                       and Secretary

Date:    January 30, 1997



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                                  EXHIBIT INDEX


                                                                  Sequentially
Exhibit                                                           Numbered Page
---------                                                        --------------

   99a.           $150,000 Note issued to Mr. Robert Trump             5

                                      NOTE


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR THE "BLUE SKY" OR SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE

AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT, AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.


$150,000                                                      January 15, 1997


                           NEW PARADIGM SOFTWARE CORP.


                            SIX MONTH PROMISSORY NOTE


                  FOR VALUE RECEIVED, New Paradigm Software Corp., a New York corporation (the "Company"), promises to pay to Mr. Robert Trump or assigns (the "Holder"), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the principal office of the Company, the principal amount of One Hundred Fifty Thousand U.S. Dollars $150,000 (the "Principal Amount"), on the Maturity Date (as hereinafter defined), or earlier as herein provided without interest prior to the Maturity Date and with interest at the rate of 10% per annum from the Maturity Date until paid in full., The term "Maturity Date" means the earliest of (i) six months after the date of original issuance of this Note, and (ii) the completion of a merger, acquisition, joint venture or similar arrangement involving the Company in which an unrelated company is the surviving or controlling entity.

                  Notwithstanding anything to the contrary herein contained, the Principal Amount of this Note may be paid at any time or from time to time, prior to the Maturity Date in whole or in part, on five days' prior notice and without penalty or premium.

                  This Note shall be mandatorily converted into units consisting of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), and warrants to purchase shares of Common Stock, upon the closing on or prior to the Maturity Date of an offering of units in which not less than $850,000 of units are sold (not including the Principal Amount of this Note). This Note shall be converted into the number of units that could be acquired in such offering for a cash purchase price equal to the Principal Amount hereof. The units into which this Note shall be converted shall be identical to the units sold in such offering except that the warrants into which this Note shall be converted shall be exercisable initially for twice the number of shares of Common Stock for which the warrants sold in such offering are exercisable initially.


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
                  1. Payment of Note. The Company shall punctually pay or cause to be paid the Principal Amount of this Note at the date and place and in the manner specified herein. Any sums required to be withheld from any payment of the Principal Amount of this Note by operation of law or pursuant to any order, judgment, execution, treaty, rule or regulation may be withheld by the Company and paid over in accordance therewith. In the event that any restriction is placed upon payment of the Principal Amount by virtue of a currency or monetary control law, rule or regulation of the United States Federal Government, such payments shall be deposited to the account of the Holder or as the Holder otherwise directs in a bank, trust company or other financial institution as reasonably requested by the Holder. Such payment or deposit shall be deemed payment to the Holder. The Company shall notify the Holder within 30 days of the Company's becoming aware of the imposition of such a restriction requesting details of the Holder's account.

                  2 Maintenance of Corporate Existence; Merger and Consolidation. The Company covenants and agrees that, so long as any obligation of the Company to pay principal, interest or other amounts under the Note shall be outstanding, the Company at all times shall cause to be done all things necessary or appropriate to preserve and keep in full force and effect its corporate existence and all of its rights and franchises and shall not consolidate with or merge with or into any other corporation or entity or sell, lease or otherwise transfer all or substantially all of its assets to any person, unless the corporation formed by such consolidation or into which the Company is merged or the person which acquires by sale, lease or transfer all or substantially all of the assets of the Company shall be a corporation organized and existing under the laws of the United States of Americas or any State or the District of Columbia, and shall expressly assume in writing the due and punctual payment of the Principal Amount and any interest on the Note and the performance of every covenant of this Note on the part of the Company to be performed or observed.

                  3 Compliance with Statutes. The Company covenants and agrees that, so long as any obligation of the Company to pay principal, interest or other amounts under the Note shall be outstanding, the Company covenants and agrees that, so long as any obligation of the Company to pay principal, interest or other amounts under the Note shall be outstanding, the Company shall comply in all material respects with all applicable statutes and regulations of the United States of America and of any applicable state or municipality, and of any applicable agency thereof, in respect of the conduct of business and the ownership of property by the Company; provided, however, that nothing contained in this Section 4 shall require the Company to comply with any such statute or regulation so long as its legality or applicability shall be contested in good faith, and, provided further, that an unintentional violation of this covenant that is likely to have and has no material, adverse effect on the Company's or such subsidiary's operations, business, prospects, earnings, properties, assets or condition, financial or otherwise, shall not be or become an Event of Default under this Section 3.

                  4 Restrictions on Dividends, Redemptions, Etc. The Company shall not (i) declare or pay any dividend or make any other distribution on any equity securities of the Company, except dividends or distributions payable in equity securities of the Company, or (ii) permit a subsidiary of the Company to purchase, redeem or otherwise acquire or retire for value any equity securities of the Company.

           5.     Transferability.

           5.1 Restrictions. This Note has not been registered under the Act, and may not be sold or transferred in whole or in part except (i) pursuant to a registration statement under the act which has become effective and is current with respect to this Note, or (ii) pursuant to a specific exemption from registration under the act but only upon a Holder hereof first having obtained the written opinion of counsel reasonably satisfactory to the Company and its counsel, that the proposed disposition is consistent with all applicable provisions of the Act, as well as any applicable "blue sky" or similar securities law.

           5.2 Register. (a) The Company will keep at the principal office of the Company a register (the "Note Register") in which the Company will provide for the registration of the Note and of transfers of the Note, including any
Note issued in exchange for, upon transfer of, or in lieu of any lost, stolen, destroyed or mutilated Note (all such Notes being referred to herein collectively as the "Notes"). Upon surrender for registration or transfer of a Note at the principal office of the Company, the Company will, at its expense, execute and deliver a new Note or Notes of like tenor and of a like aggregate principal amount, registered in the name or names of such transferee or transferees. Whenever any Note is so surrendered for exchange, the Company will, at its expense, execute and deliver the Note which the holder making the exchange is entitled to receive. Every Note surrendered for registration of transfer or exchange shall be duly endorsed. Upon reasonable request, the Company will provide a copy of the Note Register to the Holder. By accepting this Note, the Holder agrees to keep confidential the information contained on any such copy received and not to disclose such information to any other Person except as may be required by law or to enforce the Holder's rights hereunder.

                 b) Upon receipt of written notice from the holder of any Note or other evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft or destruction, upon receipt of the unsecured indemnity agreement of the holder of any Note, or other unsecured indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

                 (c) By accepting this Note, the Holder represents that such Holder is acquiring the Note for the purpose of investment and not with the view to or for sale in connection with any distribution thereof within the meaning of the Securities Act of 1933, as amended, provided that the disposition of property of such Holder shall at all times be and remain within the control of the Holder.

           5.3 Notices to Subsequent Holder. If this Note shall have been transferred to another holder pursuant to this Section 5 and such holder shall have designated in writing the address to which communications with respect to this Note shall be mailed, all notices, certificates, requests, statements and other documents required or permitted to be delivered to any holder of a Note by any provision hereof shall also be delivered to such holder.

           5.4 Persons Deemed Holders. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any of the Notes is registered as the owner and holder of such Note for the purpose of receiving payment of principal of such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary.

           6.     Events of Default and Remedies.

           6.1    Events of Default. An "Event of Default" shall occur if:

                 (a) Payment of Note. The Company defaults in the payment of the principal of this Note, when and as the same shall become due and payable whether at maturity thereof, or by acceleration or otherwise; or

                 (b) Performance of Covenants and Conditions of Note. The Company fails to comply with any of the covenants, conditions or agreements set forth in the Note, provided such default shall continue for a period of thirty
(30) days after receipt of written notice to the Company from the Holder of the Note stating the specific default or defaults; or

                 (c) Bankruptcy, Insolvency, etc. The Company shall file or consent by answer or otherwise to the entry of an order for relief or approving a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or shall make an assignment for the benefit of its creditors, or shall consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, or shall be adjudicated a bankrupt or insolvent, or shall take action for the purpose of any of the foregoing; or if a court or governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding up or liquidation of the Company, provided that any such order or petition is not dismissed within sixty (60) days;

                 (d) Defaults Under Other Agreements. A default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness of the Company, whether such indebtedness now exists or shall hereafter be created, which default shall have caused in any one case or in the aggregate in excess of $100,000 aggregate principal amount of such indebtedness to become due and payable prior to the date on which it would otherwise have become due and payable, without such acceleration being rescinded or annulled or stayed within the 30 days after receipt of notice from the Holder of the Note.

                 (e) Breach of Representations. The representations and warranties contained in the Note shall prove to have been inaccurate or untrue in any material respect when made.

           6.2 Remedies. If an Event of Default shall occur and be continuing, then the Holder may by notice to the Company declare all unpaid principal on the Note to be due and payable immediately. If an Event of Default pursuant to
Section 6.1(c) shall occur, the unpaid principal on the Note shall be due and payable immediately without any declaration or other act on the part of the Holder.

           6.3 Costs of Collection. Should the indebtedness represented by this Note or any part hereof be collected in any proceeding, or if this Note should be placed in the hands of attorneys for collection after default, the Company agrees to pay as an additional obligation under this Note, in addition to the Principal Amount due and payable on this Note, all reasonable costs of collecting this Note, including reasonable attorneys' fees.

           7. Amendments. With the written consent of the Holder, the Company may at any time and from time to time, enter into a supplement hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this or of modifying in any manner the rights and obligations of Holder of the Note and of the Company in the Note.

           8. Notice. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed or sent by certified, registered, or express mail, postage prepaid, and shall be deemed given when so delivered personally, telegraphed or, if mailed, five days after the date of deposit in the United States mail, as follows:

(i) if to the Company to:

                  New Paradigm Software Corp.
                  733 Third Avenue
                  New York, New York  10017
                  Attn.:  Mark A. Blundell, Chief Executive Officer

         With a copy to:

                  Chadbourne & Parke LLP
                  30 Rockefeller Plaza
                  New York, New York  10112
                  Attn.:  Arthur M. Mitchell, III, Esq.

(ii) if to the registered Holder of this Note, to the address set forth below or to such other address as the Holder may designate by notice to the Company:

                  Mr. Robert Trump
                  167 East 61st Street,
                  New York, NY 10017

           9. Successors and Assigns; Governing Law; Submission to Jurisdiction.
(a) This Note and the obligations hereunder shall be binding upon the successors and assigns of the Company and shall inure to the benefit of the Holder and his respective successors and permitted assigns.


                 (b) THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                 (c) Any legal action or proceeding with respect to this Note and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Note, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any appeal thereof. The Company irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company at its office of 733 Third Avenue, New York, NY 10017. The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Note brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.


                 10. Waiver of Demand. The Company does hereby waive presentment, demand, protest, notice of protest and notice of non-payment or dishonor of this Note.


                 11. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.


                                    * * * * *



                  IN WITNESS WHEREOF, the Company has placed its seal upon this Note and has caused this Note to be signed in its corporate name by a duly authorized officer and to be dated as of the date first above written.




[SEAL]                                         NEW PARADIGM SOFTWARE CORP.






ATTEST:                                        By:
       ----------------------                     --------------------------
         John Brann                               Mark A. Blundell
         Secretary                                Chief Executive Officer




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